UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): December 3, 2004


                        Commission File Number 001-31921


                      Compass Minerals International, Inc.
             (Exact name of registrant as specified in its charter)

                     Delaware                              36-3972986
 (State or other jurisdiction of incorporation or       (I.R.S. Employer
                  organization)                      Identification Number)


                               8300 College Blvd.
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240-13e-4(c))

Item 7.01  Regulation FD Disclosure

     The London High Court has upheld the December 2003 decision of the Office of the Deputy Prime Minister to grant planning permission for the Minosus underground waste storage facility at the Winsford rock salt mine in Cheshire, U.K. As a result, Minosus is expecting to begin construction of the surface waste reception facilities in the first quarter of 2005. The U.K. Environment Agency has already issued a permit allowing Minosus to operate the underground storage facility.

     Minosus is a joint venture between a U.K.-based subsidiary of Compass Minerals International, Inc., and waste management specialists Onyx, part of the Veolia Environnement Group.

     In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.



                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPASS MINERALS INTERNATIONAL, INC.


Date:  December 3, 2004            /s/ Rodney L. Underdown
                                   -------------------------------
                                   Rodney L. Underdown
                                   Chief Financial Officer